UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Siebert Financial Corp.
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

SIEBERT FINANCIAL CORP.
653 Collins Avenue
Miami Beach, FL 33139
(212) 644-2400
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 30, 2022
Dear Shareholders:
Notice is hereby given that Siebert Financial Corp., a New York corporation, (“Siebert”, the “Company”) will hold its Annual Meeting of Shareholders (the “Annual Meeting”), on Wednesday, November 30, 2022, at 1:00 pm Eastern Daylight Time.
This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted live via webcast. You may attend the webcast of the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/SIEB2022 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast at www.virtualshareholdermeeting.com/SIEB2022. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.
The purpose of the Annual Meeting is as follows:
1.	Election of six directors.
2.	An advisory (non-binding) vote to approve named executive compensation.
3.	An advisory (non-binding) vote on the frequency of the advisory vote on executive compensation; and
4.	Consider any other matters that are properly presented at the Annual Meeting and any adjournment thereof.
You may vote at the Annual Meeting if you were one of our shareholders of record at the close of business on Monday, October 3, 2022.
Along with the attached Proxy Statement, we are also enclosing a copy of our Annual Report to Shareholders, which includes our financial statements.
To assure your representation at the meeting, please vote by Internet or telephone or sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the Annual Meeting may revoke their proxy and vote their shares electronically.
PLEASE VOTE—YOUR VOTE IS IMPORTANT
Andrew H. Reich
Secretary
New York, NY
October 18, 2022
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING:

This Notice and Proxy Statement, our Proxy Card and our Annual Report also are available at www.proxyvote.com by entering the 16-digit control number found on the enclosed Proxy Card.

SIEBERT FINANCIAL CORP.
653 Collins Avenue
Miami Beach, FL 33139
(212) 644-2400
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2022
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Annual Meeting:	November 30, 2022 1:00 p.m. Eastern Daylight Time	www.virtualshareholdermeeting.com/SIEB2022

Record Date:
Close of business on Monday, October 3, 2022. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. On the record date, we had 32,347,329 shares of our common stock outstanding and entitled to vote. Of those shares, 17,639,200 shares are controlled by a control group. Proxy materials are expected to be mailed or available to shareholders beginning on or about October 18, 2022.

Quorum:
The holders of one-third of the outstanding shares of our common stock, represented electronically or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Agenda:	1.	Election of six directors.

	2.	An advisory (non-binding) vote to approve named executive compensation.

	3.	An advisory (non-binding) vote on the frequency of the advisory vote on executive compensation.

	4.	Any other proper business. However, we currently are not aware of any other matters that will come before the Annual Meeting.

Attending the Annual Meeting:
This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted live via webcast. You may attend the webcast of the meeting via the Internet at www.virtualshareholdermeeting.com/SIEB2022 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted at www.virtualshareholdermeeting.com/SIEB2022. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.

Vote Required:
In the case of Proposal 1, the six nominees for director who receive the most votes will be elected. If you withhold authority to vote for any nominee on your proxy card, your vote will not count either for or against the nominee and will have no effect on the outcome of the election. Abstentions and Broker non-votes are not considered votes cast for the foregoing purpose and will therefore have no effect on the election of director nominees.

In the case of Proposal 2 and Proposal 3, the advisory vote in respect of executive compensation and frequency of the vote will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. However, the Board of Directors values the opinions expressed by shareholders in advisory votes and will consider the outcome of this vote in determining its compensation policies.

Broker Non-votes:
“Broker non-votes” are shares held by brokers or nominees which are represented electronically or by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority (or “FINRA”), member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of our common stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on non-routine matters.

Broker non-votes count for quorum purposes, but we do not count broker non-votes as votes for or against any non-routine proposal. Under the New York Stock Exchange rules, the proposal relating to the election of directors and the advisory proposals relating to executive compensation are deemed to be a non-routine matter with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

Proxies:
Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of re-solicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies “FOR” each of the Board of Directors’ nominees for director.

If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

Proxies Solicited By:	The Board of Directors.

Revoking Your Proxy:	You may revoke your proxy before it is voted at the meeting. Proxies may be revoked if you:
	1.	Deliver a signed, written revocation letter, dated later than the proxy, to Andrew H. Reich, Secretary, Siebert Financial Corp., 15 Exchange Place, Jersey City, NJ 07302;

	2.	Deliver a signed proxy, dated later than the first proxy, to Mr. Reich at the address above; or

	3.	Virtually attend the Annual Meeting and vote electronically. Attending the meeting without doing more will not revoke your proxy.

Cost of Solicitation:
We will pay all costs of soliciting these proxies, estimated at approximately $20,000 in the aggregate. Although we are providing these proxy materials, our directors, officers and employees may also solicit proxies by telephone, facsimile, mail or personal contact. These persons will receive no compensation for their services, but we may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of our shares of common stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses.

Your Comments:
Your comments about any aspects of our business are welcome. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Generally:
Our Board of Directors nominated the six directors identified for election at the 2022 Annual Meeting. All of the nominees for election as director are currently serving as our directors. All of the nominees have consented to be named and have indicated their intent to serve if elected. If elected, each director will hold office until the next annual meeting or until the director’s successor has been duly elected. All our directors, other than Gloria Gebbia, John J. Gebbia, and Andrew H. Reich are “independent directors” within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market.

Nominees:	Gloria E. Gebbia Age 80 Director
Gloria E. Gebbia has served as a member of our Board of Directors since December 16, 2016.

Gloria E. Gebbia is the managing manager of KCA. Ms. Gebbia was an owner and a director of StockCross. Additionally, Ms. Gebbia also serves as the President of Associates for Breast and Prostate Cancer Research, a non-profit organization that raises funds for the John Wayne Cancer Institute, which, under Ms. Gebbia’s leadership, has raised over $16 million for breast and prostate cancer research.

John J. Gebbia Age 84 Director
John J. Gebbia has served as a member of our Board of Directors since June 1, 2020.

From February 2017 to May 2020, John J. Gebbia served as a Special Advisor to the Board of Directors. John J. Gebbia commenced his employment in the brokerage industry in 1959. In 1962, Mr. Gebbia became Executive Vice President of Walston & Company. After becoming CEO of Jesup & Lamont, an institutional brokerage firm, Mr. Gebbia purchased the company in 1983. Thereafter, Mr. Gebbia owned and/or controlled various brokerage firms including Kennedy Cabot & Co., which was sold in 1997 to Toronto Dominion Bank for $160,000,000.

Charles A. Zabatta Age 80 Director
Charles A. Zabatta has served as a member of our Board of Directors since December 16, 2016.

Charles A. Zabatta served as a consultant to StockCross from 2011 until 2016, acting as its head of Corporate Development. Mr. Zabatta has and continues to have a distinguished and successful career, predominately in the financial services industry, including holding various positions with the New York Stock Exchange, Paine Webber, Securities Settlement Corp., Josephthal Lyon & Ross, Kennedy Cabot & Co. and TD Waterhouse. Mr. Zabatta’s creative business skills have been instrumental in several acquisitions of small to midsize companies in various industries. Mr. Zabatta currently advises on capital raising, general business structure and management. Previously, Mr. Zabatta has served as a member of the board of Knight Capital and Kennedy Cabot & Co. Currently, Mr. Zabatta serves on the board of Paraco Gas Corporation, a large privately held independent energy company in the Northeast. Mr. Zabatta holds a B.A. in Industrial Psychology from Iona College.

Francis V. Cuttita Age 54 Director
Francis V. Cuttita has served as a member of our Board of Directors since December 16, 2016.

Francis V. Cuttita is a Senior Partner of Cuttita, LLP, a New York based law firm. Mr. Cuttita has over 24 years of practicing law in the areas of real estate and business transactions, media, sports and entertainment. Mr. Cuttita’s list of clients include Fortune 100 corporations, CEOs, hedge fund managers, legendary professional athletes, entertainment icons and Grammy award winning musicians. Mr. Cuttita also serves as an advisor to several national financial, insurance and sports businesses and is an active supporter and member of various nonprofit organizations. Mr. Cuttita graduated from Swarthmore College and received his law degree from Fordham University School of Law.

Andrew H. Reich Age 67 Director
Andrew H. Reich has served on our Board of Directors since December 16, 2016.

Andrew H. Reich has served as Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company and Chief Executive Officer of MSCO. Prior thereto, Andrew H. Reich served in a variety of executive positions with StockCross from 2002 until 2016. Additionally, Mr. Reich is the owner of Aarianna Realty Inc., a real estate company. Mr. Reich has more than 20 years of experience in the financial industry, including more than 14 years as senior management of StockCross. Mr. Reich holds a M.B.A. from The University of Southern California and a B.B.A. from the Bernard Baruch College.

Jerry M. Schneider Age 78 Director
Jerry M. Schneider has served as a member of our Board of Directors and Chairman of the Audit Committee since December 29, 2016.

Jerry M. Schneider is a certified public accountant and has over 40 years of relevant accounting experience. Mr. Schneider is licensed to practice public accounting in New York and Florida and is a member of the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants and the Florida Institute of Certified Public Accountants. Mr. Schneider was the Managing Partner of Schneider & Associates LLP, a CPA firm with approximately 20 professional staff and was the driving force in that firm’s growth and development until it merged with Marks Paneth LLP in 2008. From January 2011 to December 31, 2017, Mr. Schneider was a Partner Emeritus and Senior Consultant at Marks Paneth LLP. Mr. Schneider is also a member of the Board of Directors of Prometheum, Inc., a development stage blockchain based digital security platform. In 2018, Mr. Schneider was appointed to the Board of Directors and the Audit Committee of Fiduciary Trust International South (a subsidiary of Fiduciary Trust International, which is owned by Franklin Templeton). In December 2019, Mr. Schneider was elected to be the chairman of the Audit Committee and was appointed to the Board of Directors of the Trust Committee of Fiduciary Trust International South. Mr. Schneider’s practice was concentrated in the areas of business planning, high net worth individuals, manufacturing, retailing, securities broker-dealers, the hospitality industry, private educational institutions and estate planning.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. 1 TO BE IN THE BEST INTEREST OF SIEBERT FINANCIAL CORP. AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE
Board Meetings:
The Board of Directors held 5 regular meetings and 3 special meetings during 2021. Each incumbent director attended at least 75% of his or her Board of Directors meetings and all of his or her committee meetings.

Controlled Company:
We are a “Controlled Company” as defined in Rule 5615(c)(1) of The Nasdaq Stock Market because Gloria E. Gebbia and her family members hold more than 50% of our voting power for the election of directors. As a “Controlled Company” we are not required to have a majority of our Board of Directors comprised of independent directors, a compensation committee comprised solely of independent directors, or a nominating committee comprised solely of independent directors.

Audit Committee of the Board of Directors:
The Audit Committee of our Board of Directors currently consists of Mr. Schneider, Chairman, Mr. Zabatta and Mr. Cuttita. The Board of Directors has determined that Mr. Schneider, Mr. Zabatta and Mr. Cuttita is each an “independent director” within the meaning of Rule 5605 (a)(2) of the Nasdaq Stock Market and within the meaning of the applicable rules and regulations of the SEC. The Audit Committee held 4 meetings during 2021. The Board of Directors has determined that Mr. Schneider qualifies as an “audit committee financial expert” under the applicable rules of the SEC.

The Audit Committee was established to (i) assist the Board of Directors in its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements and our auditor’s qualifications and independence, (ii) prepare the report of the Audit Committee contained herein, (iii) retain, consider the continued retention and terminate our independent auditors, (iv) approve audit and non-audit services performed by our independent auditors and (v) perform any other functions from time to time delegated by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.siebert.com/company/investor-relations/shareholder-information.

In 2022, the Board of Directors established a special committee of the three independent directors to conduct a strategic review of the Company and assess strategic transactions.

Compensation Committee of the Board of Directors:
The Compensation Committee of our Board of Directors consists of Mr. Zabatta and Mr. Cuttita. The Compensation Committee reviews and determines all forms of compensation provided to our executive officers and directors. The Compensation Committee will administer an equity compensation benefit plan. The Compensation Committee does not function pursuant to a formal written charter and as a “Controlled Company” we are not required to comply with the NASDAQ Stock Market’s independence requirements. The Compensation Committee held no meetings during 2021.

The Compensation Committee will evaluate the performance of our executive officers in terms of our operating results and financial performance and will determine their compensation in connection therewith.

In accordance with general practice in the securities industry, our executive compensation includes base salaries and an annual discretionary cash bonus that are intended to align the financial interests of our executives with the returns to our shareholders.

As part of its oversight of the Company’s executive compensation, the Compensation Committee will consider the impact of the Company’s executive compensation, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Compensation Committee will review the Company’s compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company.

Nominating Committee of the Board of Directors:
The Nominating Committee of the Board of Directors consists of Mr. Zabatta and Mr. Cuttita. The Nominating Committee does not function pursuant to a formal written charter and as a “Controlled Company” we are not required to comply with the NASDAQ Stock Market’s independence requirements. The Nominating Committee did not meet in 2021.

The purpose of the Nominating Committee is to identify individuals qualified to become members of our Board of Directors and to recommend to the Board of Directors or the shareholders that such individuals be selected for directorship. In identifying and evaluating nominees for director, the Nominating Committee considers each candidate’s experience, integrity, background and skills as well as other qualities that the candidate may possess and factors that the candidate may be able to bring to the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our shareholders.

The Nominating Committee will consider shareholder nominees for election to our Board of Directors. In evaluating such nominees, the Nominating Committee will use the same selection criteria the Nominating Committee uses to evaluate other potential nominees.

Indemnification of Officers and Directors:
We indemnify our executive officers and directors to the extent permitted by applicable law against liabilities incurred as a result of their service to us and against liabilities incurred as a result of their service as directors of other corporations when serving at our request. We have a director’s and officer’s liability insurance policy, underwritten by American International Group, Inc., in the annual aggregate amount of $5 million dollars. As to reimbursements by the insurer of our indemnification expenses, the policy has a $250,000 deductible; there is no deductible for covered liabilities of individual directors and officers.

Annual Shareholders Meeting Attendance Policy:
It is the policy of our Board of Directors that all of our directors are strongly encouraged to attend each annual shareholders meeting. All of our directors attended the 2021 annual meeting of shareholders.

Code of Ethics:
We have adopted a Code of Ethics for Senior Financial Officers applicable to our chief executive officer, chief financial officer, treasurer, controller, principal accounting officer, and any of our other employees performing similar functions. A copy of the Code of Ethics for Senior Financial Officers is available on our website at https://siebert.com/company/investor-relations/shareholder-information.

Board Leadership Structure and Board of Directors:
Our Board of Directors does not have a chairman nor a lead independent director. The Company believes this structure allows all of the directors to participate in the full range of the Board of Director’s responsibilities with respect to its oversight of the Company’s management. The Board of Directors has determined that this leadership structure is appropriate given the size of the Company, the number of directors overseeing the Company and the Board of Directors’ oversight responsibilities.

The Board of Directors intends to hold at least four regular meetings each year to consider and address matters involving the Company. The Board of Directors also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The independent directors also regularly meet in executive sessions outside the presence of management. The Board of Directors has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed above, the Board has established an Audit Committee, a Compensation Committee and a Nominating Committee to assist the Board in performing its oversight responsibilities.

The Board of Directors’ Role in Risk Oversight:
Consistent with its responsibility for oversight of the Company, the Board of Directors, among other things, oversees risk management of the Company’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Company are risks related to securities market volatility and the securities industry, risks related to COVID-19, lower price levels in the securities markets, intense competition in the brokerage industry, extensive government regulation, net capital requirements, customers’ failure to pay, investment banking activities, an increase in volume on our systems or other events which could cause them to malfunction, reliance on information processing and communications systems, continuing changes in technology, dependence on the ability to attract and retain key personnel, the ability of our principal shareholder to control many key decisions and the potential that there may be no public market for our common stock, among other risks and uncertainties detailed in Part I, Item 1A – Risk Factors of our Form 10-K as well as in our other filings with the SEC.

The Board of Directors’ role in the Company’s risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The full Board of Directors (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board of Directors periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board of Directors, management has implemented a variety of processes, procedures and controls to address these risks.

The Board of Directors requires management to report to the full Board of Directors on a variety of matters at regular meetings of the Board of Directors and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board of Directors’ risk oversight function and enable the Board of Directors to review and assess any material risks facing the Company.

10b5-1 Plans	Andrew H. Reich, Gloria E. Gebbia, Charles Zabatta, Francis V. Cuttita, and certain employees of Siebert entered into 10b5-1 plans in September 2021.

Advisors to the Company
John M. Gebbia and Richard Gebbia, sons of Gloria E. Gebbia, are Co-CEO’s of MSCO and serve as Registered Principals and associated persons of MSCO. Before the close of the acquisition of StockCross, they were also serving as executive officers and directors of StockCross. Both Richard Gebbia and John M. Gebbia have extensive experience in the securities industry and work with MSCO and senior management of the Company to identify cost saving opportunities and improvements to the Company’s business.

John M. Gebbia has been in the brokerage industry in various capacities since 1990. Mr. Gebbia was the President and CEO of Kennedy Cabot & Co., from 1992 to 1997 when it was acquired by Toronto Dominion Bank. Thereafter he was active with various Gebbia family businesses. From 2007 to 2020, Mr. Gebbia was associated with StockCross, most recently as a Director and its Executive Vice President.

Richard S. Gebbia has been in the brokerage industry since 1993. From 2007 to 2020, Mr. Gebbia was associated with StockCross in various capacities. Mr. Gebbia was the CEO and a Director of StockCross.

David J. Gebbia has been in the brokerage industry since 1993. Mr. Gebbia is currently the President of the Company’s insurance subsidiary, PW.

BOARD DIVERSITY MATRIX
The matrix below summarizes certain information regarding the diversity of our Board as of the date of this proxy statement. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).
Board Diversity Matrix for Siebert Financial Corp.
As of October 18, 2022
Total Number of Directors: 6
Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender
Directors	1	5

Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table lists share ownership of our Common Stock as of October 3, 2022. The information includes beneficial ownership by each of our directors and the Named Executive Officers, all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our Common Stock. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage of ownership is based on 32,347,329 shares of Common Stock outstanding as of October 3, 2022.
Name and Address of Beneficial Owner(1)	Shares of Common Stock	Percent of Class (Rounded)
Named Executive Officers and Directors
Gloria E. Gebbia / John J. Gebbia(2)	17,639,200	55%
Andrew H. Reich	733,238	2%
Charles Zabatta(3)	608,439	2%
Francis V. Cuttita	187,773	1%
Jerry M. Schneider	3,000	*
Directors and named executive officers as a group (6 persons)	19,171,650	60%

Other Shareholders with 5% or More
Kimberly Gebbia(4) 9378 Wilshire Blvd. Beverly Hills, CA 90212	3,258,400	10%

John M. Gebbia 15 Exchange Place Jersey City, NJ 07302	2,087,091	6%

Andrew McDonald 9378 Wilshire Blvd. Beverly Hills, CA 90212	1,653,576	5%
*	Less than 1% of outstanding shares as of October 3, 2022.
1)	Unless otherwise indicated, the business address of each individual is c/o Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139.
2)
Gloria E. Gebbia and John J. Gebbia are husband and wife. Includes 10,744,054 shares of our Common Stock owned by Gloria E. Gebbia, 116,437 shares owned by a family trust, 2,894,865 shares owned by Kimberly Gebbia, 2,087,091 shares owned by John M. Gebbia, 1,433,218 shares owned by David J Gebbia, and 363,535 shares owned by Richard S. Gebbia.

3)	Includes 508,439 shares owned by Charles Zabatta’s wife.
4)	Includes 363,535 shares owned by the husband of Kimberly Gebbia, Richard S. Gebbia, and 205,273 shares owned by the children of Richard and Kimberly Gebbia.

EXECUTIVE OFFICERS
Set forth below is certain information concerning the executive officer of the Company.
Name	Age	Position
Andrew H. Reich	67
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary

Andrew H. Reich has served as Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company and Chief Executive Officer of MSCO. Prior thereto, Andrew H. Reich served in a variety of executive positions with StockCross from 2002 until 2016. Additionally, Mr. Reich is the owner of Aarianna Realty Inc., a real estate company. Mr. Reich has more than 20 years of experience in the financial industry, including more than 14 years as senior management of StockCross. Mr. Reich holds a M.B.A. from The University of Southern California and a B.B.A. from the Bernard Baruch College.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows, during the years ended December 31, 2021 and 2020, the annual compensation paid to or earned by our current Executive Vice President, Chief Operating Officer and Chief Financial Officer (the “Named Executive Officer”).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Andrew H. Reich(1) Executive Vice President, Chief Operating Officer and Chief Financial Officer	2021	$225,000	$125,000	—	—	—	—	—	$350,000
	2020	$188,000	$17,000	—	—	—	—	—	$205,000
1)
Represents the dollar amount recognized for financial statement reporting in accordance with ASC Topic 718. Mr. Reich was named to the positions of Executive Vice President, Chief Operating Officer and Chief Financial Officer effective December 16, 2016.

Outstanding Equity Awards as of December 31, 2021
As of December 31, 2021, the Company had no outstanding equity awards.
Termination of Employment and Change-in-Control Arrangements
Employment Agreements
We are not a party to an employment agreement with any Named Executive Officer. All of our Named Executive Officers are employees at will.
Option Agreements
As of December 31, 2021, we had no option agreements with our Named Executive Officers.
Employee, Officer and Director Hedging
Our insider trading policy strongly discourages our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Compensation of Directors
The following table discloses the cash, equity awards, and other compensation earned, paid, or awarded, as the case may be, to each of the Company’s directors during the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Gloria E. Gebbia	—	—	—	—	—	—	—
John J. Gebbia	—	—	—	—	—	—	—
Andrew H. Reich	—	—	—	—	—	—	—
Francis V. Cuttita	$106,000	—	—	—	—	—	$106,000
Charles Zabatta	$106,000	—	—	—	—	—	$106,000
Jerry M. Schneider	$106,000	—	—	—	—	—	$106,000
Cynthia DiBartolo	—	—	—	—	—	—	—

Audit Committee Report to Shareholders:
The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, adopted by the Public Company Accounting Oversight Board (United States) regarding, “Communications with Audit Committees,” including our critical accounting policies and our interests, if any, in “off balance sheet” entities. Additionally, the Audit Committee has received the written disclosures and representations from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding “Communication with Audit Committees concerning Independence.”

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2021 be included in Siebert Financial Corp.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Audit Committee, Jerry M. Schneider, CPA, Chairman Francis V. Cuttita Charles A. Zabatta

Delinquent Section 16(a) Reports:
Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These executive officers, directors and shareholders are required by the Securities and Exchange Commission to furnish us with copies of all forms they file pursuant to Section 16(a).

Based upon a review of Section 16(a) forms furnished to us, we believe that all applicable Section 16(a) filing requirements were met during the year ended December 31, 2021.

Householding:
If you share an address with another shareholder, only one copy of our Annual Report and proxy statement is being delivered unless we have received contrary instructions from you. We will promptly deliver a separate copy of either document to any shareholder upon written or oral request to our Secretary, Andrew H. Reich, at Siebert Financial Corp., 15 Exchange Place, Jersey City, NJ 07302, telephone (212) 644-2400. If you share an address with another shareholder and (i) would like to receive multiple copies of the proxy statement or Annual Report to Shareholders in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Baker Tilly Virchow Krause, LLP (“Baker Tilly”) was engaged as the Company’s independent registered public accounting firm for the years ended December 31, 2021 and 2020. A representative of Baker Tilly is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and is expected to respond to appropriate questions from shareholders.
Independent Registered Public Accounting Firm Fees
Our Audit Committee has determined that the services described below that were rendered by Baker Tilly are compatible with the maintenance of Baker Tilly’s independence from our management.
Audit Fees
The aggregate fees billed by Baker Tilly for professional services rendered for the 2021 and 2020 audit of our annual financial statements and reviews of our quarterly financial statements were both $345,000.
All Other Fees
Baker Tilly rendered no other services for Siebert for the years ending December 31, 2021 and 2020.
Pre-Approval Policy
The Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. With respect to audit services and permissible non-audit services not previously approved, the Audit Committee has authorized the Chairman of the Audit Committee to approve such audit services and permissible non-audit services, provided the Chairman informs the Audit Committee of such approval at the next regularly scheduled meeting. All “Other Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Related Party Transactions
As set forth in our Amended and Restated Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions.
Our Code of Ethics for Senior Financial Officers, applicable to our chief executive officer, chief financial officer, controller, treasurer, principal accounting officer and other employees performing similar functions, provides that our Senior Financial Officers should endeavor to avoid any actual or potential conflict of interest between their personal and professional relationships and requires them to promptly report and disclose all material facts relating to any such relationships or financial interests which give rise, directly or indirectly, to an actual or potential conflict of interest to the Audit Committee. The Code of Ethics also provides that no Senior Financial Officer should knowingly become involved in any actual or potential conflict of interest without the relationship or financial interest having been approved by the Audit Committee. Our Code of Ethics does not specify the standards that the Audit Committee would apply to a request for a waiver of this policy.
Related Party Transactions
SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.
Described below are certain transactions or series of transactions between us and certain related persons or the periods of January 1, 2021 to September 30, 2021 and January 1, 2022 to September 30, 2022.
KCA
Kennedy Cabot Acquisition, LLC (“KCA”) is an affiliate of the Company and is under common ownership with the Company. To gain efficiencies and economies of scale with billing and administrative functions, KCA serves as a paymaster for the Company for payroll and related functions, the entirety of which KCA passes through to the subsidiaries of the Company proportionally. In addition, KCA has purchased the naming rights of the Company for the Company to use.
KCA sponsors a defined-contribution retirement plan under Section 401(k) of the Internal Revenue Code that covers substantially all employees. As of both the nine months ended September 30, 2022 and 2021, KCA has earned no profit for providing any services to the Company as KCA passes through any revenue or expenses to the Company’s subsidiaries.
PW
Park Wilshire Companies, Inc. (“PW”) brokers the insurance policies for related parties. Revenue for PW from related parties was $102,000 and $62,000 for the nine months ended September 30, 2022 and 2021, respectively.
Gloria E. Gebbia, John J. Gebbia, and Gebbia Family Members
On March 31, 2022, Gloria E. Gebbia exchanged approximately $2.9 million of her notes payable to Company for 24% of the outstanding and issued membership interests in RISE Financial Services, LLC (“RISE”).
The Company’s obligations under its line of credit with East West Bank are guaranteed pursuant to a guarantee agreement by and among, John J. Gebbia and Gloria E. Gebbia, individually, and as a co-trustees of the John and Gloria Gebbia Trust.
Gloria E. Gebbia has extended loans to certain Company employees for the purchase of the Company’s shares. These transactions have not materially impacted the Company’s financial statements.

The sons of Gloria E. Gebbia and John J. Gebbia hold executive positions within the Company’s subsidiaries and their compensation was in aggregate $1,894,000 and $608,000 for the nine months ended September 30, 2022 and 2021, respectively.
Gebbia Sullivan County Land Trust
The Company operates on a month-to-month lease agreement for its branch office in Omaha, Nebraska with the Gebbia Sullivan County Land Trust, the trustee of which is a member of the Gebbia Family. For both the nine months ended September 30, 2022 and 2021, rent expense was $45,000 for this branch office.
Tigress and Cynthia DiBartolo
On November 16, 2021, the Company entered into an agreement with Tigress Holdings, LLC (“Tigress”) in exchange for 24% of RISE and shares of the Company’s common stock.
As part of the transaction, Tigress’ founder, Cynthia DiBartolo, will continue as CEO of Tigress, and assumed the position as CEO of RISE. Gloria E. Gebbia, one of Siebert’s and RISE’s directors, assumed the position of Chief Impact Officer at RISE. Ms. DiBartolo was appointed to Siebert’s and RISE’s Board of Directors and Ms. Gebbia was appointed to Tigress’ Board of Directors.
Hedge Connection and Lisa Vioni
On January 21, 2022, RISE entered into an agreement with Hedge Connection Inc., a Florida corporation and a woman-owned fintech company founded by Lisa Vioni.

PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION
We are providing our shareholders with the opportunity to cast an advisory vote on executive compensation as described above.
As part of its oversight of our executive compensation, our Compensation Committee considers the impact of our executive compensation, and the incentives created by the compensation awards that it administers, based on our risk profile. In addition, we review all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company.
In accordance with general practice in the securities industry, our executive compensation includes base salaries, an annual discretionary cash bonus, and equity incentives that are intended to align the financial interests of our executives with the returns to our shareholders. The Compensation Committee evaluates the performance of our executive officers in terms of our operating results and financial performance and determines their compensation in connection therewith.
After evaluating our financial performance in 2021, our Compensation Committee awarded our executive officer (the Executive Vice President, Chief Operating Officer and Chief Financial Officer, Andrew H. Reich) a bonus of $125,000 for 2021. We did not award any stock options or other equity incentives to our executive officer in 2021.
The “Executive Compensation” section included in this Proxy Statement above describes our executive compensation program and the decisions made by the Board of Directors and the Compensation Committee in 2021 in more detail.
We request shareholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables, through the following resolution:
RESOLVED, that the shareholders approve the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding compensation of our Named Executive Officers and the narrative disclosure accompanying those tables.
While this vote is required by law under Section 14A of the Exchange Act, as an advisory vote, it will neither be binding on the Company or on our Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or our Board of Directors. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 TO APPROVE THE COMPANY’S NAMED EXECUTIVE COMPENSATION.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE COMPENSATION
We are providing our shareholders with the opportunity to cast an advisory vote on the frequency of the advisory vote on the Company’s executive compensation described in Proposal No. 2. The advisory vote on executive compensation described in Proposal No. 2 is referred to as a “say-on-pay” vote.
This proposal affords shareholders the opportunity to cast an advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual shareholder meetings (or a special shareholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting). Under this proposal, shareholders may vote to have the say-on-pay vote every year, every two years or every three years.
The Company believes that say-on-pay votes should be conducted every third year so that shareholders may periodically express their views on the Company’s executive compensation program.
While this vote is required by law under Section 14A of the Exchange Act, as an advisory vote, it will neither be binding on the Company or on our Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or our Board of Directors. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR SAY-ON-PAY ADVISORY VOTES TO BE CONDUCTED EVERY THIRD YEAR.

SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING AND COMMUNICATIONS
Because the Company has changed the date of this year’s Annual Meeting by more than 30 days from the date of the previous year’s annual meeting, any shareholder proposal intended for inclusion in the Company’s Proxy Statement and form of proxy relating to the Company’s 2023 annual meeting of shareholders must be received by the Company’s Secretary, Andrew H. Reich, at Siebert Financial Corp., 15 Exchange Place, Jersey City, NJ 07302, within a reasonable time before the Company begins to print and send out its proxy materials, pursuant to the proxy soliciting regulations of the Securities and Exchange Commission. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time.
Shareholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to our Secretary, Andrew H. Reich, at Siebert Financial Corp., 15 Exchange Place, Jersey City, NJ 07302. Any such communication must contain (i) a representation that the shareholder is a holder of record of our common stock, (ii) the name and address, as they appear on our books of the shareholder sending such communication and (iii) the number of shares of our common stock that are beneficially owned by such shareholder. The Secretary will forward such communications to the Board of Directors or a specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

OTHER MATTERS
The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their best judgment.
YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: ANDREW H. REICH, SECRETARY, 15 EXCHANGE PLACE, JERSEY CITY, NJ 07302, OR CALLING (212) 644-2400.
By Order of the Board of Directors

Andrew H. Reich
Secretary
Dated: October 18, 2022
PLEASE VOTE BY INTERNET OR TELEPHONE OR COMPLETE,
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

Siebert

SIEBERT FINANCIAL CORP.
6201 15TH AVENUE
C/O AMERICAN STOCK TRANSFER
BROOKLYN, NY 11219

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SIEB2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Gloria E. Gebbia 02) John J. Gebbia 03) Charles A. Zabatta 04) Francis V. Cuttita 05) Andrew H. Reich
06) Jerry M. Schneider

The Board of Directors recommends you vote FOR Proposal 2.

	For	Against	Abstain
2. Advisory vote to approve named executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 years	2 years	1 year	Abstain
3. Advisory vote to approve frequency of advisory vote on named executive compensation.	☐	☐	☐	☐

NOTE: The undersigned's votes will be cast in the discretion of the Board of Directors on any other business which may properly come before the meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000582339_1 R1.0.0.39

ANNUAL MEETING OF SHAREHOLDERS OF

SIEBERT FINANCIAL CORP.

NOVEMBER 30, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

SIEBERT FINANCIAL CORP.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 30, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew H. Reich and Charles A. Zabatta, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held Wednesday, November 30, 2022, at 1:00 P.M. Eastern Standard Time, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000582339_2 R1.0.0.39